United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

February 28, 2012

Date of Report (date of earliest event reported)

UTi Worldwide Inc.

(Exact name of Registrant as Specified in its Charter)

000-31869

(Commission File Number)

British Virgin Islands	N/A
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)

9 Columbus Centre, Pelican Drive	c/o UTi, Services, Inc.
Road Town, Tortola	100 Oceangate, Suite 1500
British Virgin Islands	Long Beach, CA 90802 USA

(Addresses of Principal Executive Offices)

562.552.9400

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

UTi Worldwide Inc.

Current Report on Form 8-K

Item 8.01.	Other Events.

As previously disclosed by UTi Worldwide Inc. (the “Company”), various governmental agencies either have investigated or are currently investigating alleged anti-competitive behavior in the international air freight forwarding and air cargo transportation industry.

With respect to the investigation by the South African Competition Commission (“SACC”) into alleged anti-competitive behavior relating to air freight forwarding services in South Africa, on February 29, 2012 the Company was informed by the SACC that the SACC decided not to refer a complaint against the Company to the South African Competition Tribunal. As a result, the SACC’s investigation with respect to the Company has ended without liability to the Company.

With respect to the investigation by the European Commission (“EC”) into alleged anti-competitive behavior relating to air freight forwarding services in the European Union/ European Economic area, on February 28, 2012 the Company learned that the EC’s staff intends to hold a “state of play” meeting with the Company, which meeting is currently scheduled for March 16, 2012. The purpose of such a meeting would typically be to enable the EC’s staff to communicate to the Company the staff’s position with respect to its investigation of the Company. The Company cannot predict the information that will be provided to it at this meeting nor the final outcome of the EC investigation with respect to the Company. An adverse determination by the EC against the Company in this matter could have a material adverse effect on the Company, its business and its financial condition.

Except for historical information contained herein, this Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended, which forward-looking statements involve certain risks and uncertainties. Forward-looking statements are included with respect to, among other things, the Company’s discussion of the ongoing investigation by the EC into alleged anti-competitive behavior relating to air freight forwarding services in the European Union / European Economic area and the anticipated date of the “state of play” meeting between the Company and the staff of the EC, as well as any other statements not of a historical fact. Actual results could differ materially from those contemplated by any of the forward-looking statements and many factors may cause the actual results to differ materially from those discussed in any such forward-looking statements, including but not limited to the fact that the date of the proposed “state of play” meeting between the Company and the staff of the EC might change, the Company may not learn any new important information about the EC’s investigation at the meeting, and other risks and uncertainties associated with, and potential fines, penalties, costs and expenses the Company may incur as a result of, the ongoing investigation by the EC. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UTi Worldwide Inc.

Date: March 2, 2012	By:	/s/ Lance E. D’Amico
Lance E. D’Amico
Senior Vice President, and Chief Legal Officer